UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2006
THE CHUBB CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey	07061-1615

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 903-2000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: SUPPLEMENTARY INVESTOR INFORMATION

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index to Current Report on Form 8-K dated October 26, 2006
Press release dated October 26, 2006 (furnished pursuant to Item 2.02 of Form 8-K)
Supplementary Investor Information Report (furnished pursuant to Item 2.02 of Form 8-K)

Item 2.02 Results of Operations and Financial Condition.
The following information, including the text of the exhibits attached hereto, is furnished pursuant to this Item 2.02 of Form 8-K. On October 26, 2006, The Chubb Corporation (Chubb) issued a press release announcing its financial results for the quarter ended September 30, 2006. On October 26, 2006, Chubb also posted on its web site at www.chubb.com the Supplementary Investor Information Report (SIIR) relating to its 2006 third quarter results. Copies of the press release and the SIIR are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively. In its press release, the SIIR and the conference call to discuss its 2006 third quarter results, scheduled to be webcast at 5:00 P.M. on October 26, 2006, Chubb presents, and will present, its results of operations in the manner that it believes is most meaningful to investors, which includes certain measures that are not based on accounting principles generally accepted in the United States, as more fully described in the press release and the SIIR furnished as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and incorporated by reference into this Item 2.02 as if fully set forth herein.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
99.1	Press release dated October 26, 2006 (furnished pursuant to Item 2.02 of Form 8-K)

99.2	Supplementary Investor Information Report (furnished pursuant to Item 2.02 of Form 8-K)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION
Date: October 26, 2006	By:	/s/ Henry B. Schram
		Name:	Henry B. Schram
		Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED OCTOBER 26, 2006

Exhibit No.	Description

99.1	Press release dated October 26, 2006 (furnished pursuant to Item 2.02 of Form 8-K)
99.2	Supplementary Investor Information Report (furnished pursuant to Item 2.02 of Form 8-K)